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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported):   January 23, 1998
                                                          ----------------



                           ADC TELECOMMUNICATIONS, INC.
                 -------------------------------------------------
               (Exact name of registrant as specified in its charter)


          Minnesota                   0-1424               41-0743912
-------------------------------    ------------        -------------------
(State or other jurisdiction of    (Commission          (I.R.S. Employer
incorporation or organization)     File Number)        Identification No.)


     12501 Whitewater Drive, Minnetonka, Minnesota          55343
     ----------------------------------------------    ---------------
         (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:   (612) 938-8080
                                                     ---------------

                                   Not Applicable
           --------------------------------------------------------------
           (Former name or former address, if changed since last report.)

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Item 5.   OTHER EVENTS.

          The Company is attaching, as Exhibit 99.1 hereto, and incorporating herein by reference, its press release dated January 23, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits:

     99.1      Press release, dated January 23, 1998

SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   January 26, 1998

                                 ADC TELECOMMUNICATIONS, INC.



                                 By /s/ Robert E. Switz
                                   ----------------------------------------
                                   Robert E. Switz
                                   Senior Vice President and
                                   Chief Financial Officer


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                                   EXHIBITS INDEX


Exhibit No.                                                      Page
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     99.1 Press Release, dated January 23, 1998.............      4


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